Exhibit 4.19

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) is executed on May 10, 2017 in Beijing, the People’s Republic of China (the “PRC”) by and between:

Party A:	Beijing Shijitong Technology Co., Ltd. (the “Lender”)

Address:	Room 1505, Building 1, No. 108 Zhichun Road, Haidian District, Beijing; and

Party B:

XIAO Wenjie (“Party B1”), a Chinese citizen whose ID number is ******************;
LI Wenbin (“Party B2”, collectively the “Borrowers” with Party B1), a Chinese citizen whose ID number is ******************;
The Lender and the Borrowers are hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS:

The Borrowers hold in aggregate 100% equity interests (the “Borrower Interests”) in Shenzhen Xinjie Investment Co., Ltd.  (the “Borrower Company”), a limited liability company incorporated in Shenzhen, the PRC with a registered capital of RMB1,000,000.

The Lender intends to extend a loan to the Borrowers for the purposes set out in this Agreement. The Parties hereby agree as follows through friendly consultations:

1.                            Loan

1.1                     In accordance with the terms and conditions of this Agreement, the Lender agrees to extend a loan totaling RMB1,000,000 (the “Loan”) to the Borrowers. The term of the Loan shall be ten (10) years as from the execution date of this Agreement. Unless otherwise agreed by the Parties in writing, the term of the Loan shall be renewed automatically upon each of its expirations for another ten (10) years.

1.2                     During the original or renewed term of the Loan, the Borrowers must make prepayment immediately upon occurrence of any of the following circumstances:

1.1.1           where the 30-day period expires after the Borrowers receive the written notice demanding repayment from the Lender;

1.1.2           where the Borrower, in the case of an individual, dies, losses or becomes limited in terms of civil capacity, or in the case of a limited liability company, is dissolved or liquidated;

1.1.3           where the Borrowers are no longer employed by the Lender, the Borrower Company or their affiliates for whatever reason;

1.1.4           where the Borrowers are engaged or involved in criminal activities;

1.1.5           where any third party make claims against the Borrowers with an amount of RMB100,000 or more; or

1.1.6           where in accordance with the applicable PRC laws, the Lender may directly hold the equity interests in the Borrower Company, the Borrower Company may lawfully continue with its business, and the Lender decides to exercise its exclusive purchase option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) referred to herein.

1.2                     Subject to satisfaction of all conditions precedent set out in Section 2, the Lender agrees to remit the Loan to the bank account designated by the Borrowers within twenty (20) days of the receipt of the written notice indicating the Borrowers’ demand for the Loan. The Borrowers shall issue an acknowledgement of receipt to the Lender on the same day when they receive such amount. The Loan extended by the Lender under this Agreement shall be utilized by the Borrowers only, and shall not be used by the successors or assignees of the Borrowers.

1.3                     The Borrowers agree to accept the above Loan extended by the Lender, and hereby agree and undertake to use the Loan for funding business development of the Borrower Company. Without prior written consent of the Lender, the Borrowers shall not use such amount for any other purpose.

1.4                     Both the Lender and the Borrowers agree and acknowledge that the Borrowers may make repayment only in following manner determined by the Lender: the Borrowers shall transfer all the Borrower Interests they hold to the Lender or the legal or natural person designated by the Lender upon the Lender’s exercise of its option to buy the Borrower Interests under the Exclusive Option Agreement.

1.5                     Both the Lender and the Borrowers agree and acknowledge that, to the extent permitted, any proceeds obtained by the Borrowers from transfer of the Borrower Interests shall be used for repaying for the Loan in accordance with this Agreement in such manner as designated by the Lender.

1.6                     Both the Lender and the Borrowers agree and acknowledge that, to the extent permitted by applicable laws, the Lender shall have the right but no obligation to buy, or designated other legal or natural persons to buy, in whole or in part the Borrower Interests at any time at the purchase price agreed under the Exclusive Option Agreement.

1.7                     Both the Lender and the Borrowers agree and acknowledge that the Borrowers agree to create a pledge over all the equity interests they hold in the Borrower Company in favor of the Lender to secure the debt repayment hereunder. For the avoidance of doubt, the Parties acknowledge that, in addition to the debt under this Agreement, the principal debt secured by the equity pledge under this section also includes all the debts owed by the Borrowers and the Borrower Company to the Lender under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney (as defined below).

1.8                     Each of the Borrowers has executed an irrevocable Power of Attorney (the “Power of Attorney”), under which they authorize the Lender or any legal or natural person designated by the Lender to exercise all their rights as the shareholders of the Borrower Company.

1.9                     When the Borrowers transfer their Borrower Interests to the Lender or the person designated by the Lender, if the transfer price is equal to or lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed to be interest free loan; if the transfer price is higher than the principal of the Loan under this Agreement, the portion of the transfer price in excess of the principal shall be deemed to be the interests on the principal of the Loan and shall be repaid by the Borrowers to the Lender.

2.                            Conditions Precedent for Loan Extending

The Lender will not be obligated to extend the Loan to the Borrowers in accordance with Section 1.1 unless and until all the conditions below are satisfied or waived by the Lender in writing.

2.1                     The Lender receives on time the drawdown notice duly signed by the Borrowers in accordance with Section 1.2. The Borrower Company and the Lender or the legal or natural person designated by the Lender has duly entered into a definite exclusive business cooperation agreement (the “Exclusive Business Cooperation Agreement”), under which the Lender or the person designated by the Lender will, to the extent permitted by the PRC laws, provide the Borrower Company with technical services and business consultancy services in the capacity of an exclusive service provider.

2.2                     The Borrower, the Borrower Company and the Lender or the legal or natural person designated by the Lender have duly entered into a definite equity pledge contract (the “Equity Pledge Contract”), under which the Borrowers agree to create a pledge over all the Borrower Interests in favor of the Lender or the person designated by the Lender.

2.3                     The Borrower, the Lender and the Borrower Company have duly entered into a definite Exclusive Option Agreement, under which the Borrowers will, to the extent permitted by the PRC laws, irrevocably grant the Lender an exclusive Purchase Option to buy all Borrower Interests.

2.4                     The Borrowers and the Lender have entered into an irrevocable Power of Attorney, under which the Borrowers authorize the Lender or any legal or natural person designated by the Lender to exercise all their rights as the shareholders of the Borrower Company

2.5                     The above Equity Pledge Contract, Power of Attorney, Exclusive Option Agreement and Exclusive Business Cooperation Agreement are executed on or prior to the execution date of this Agreement, and entered into full legal force. There have been no event that breaches or prejudices any of such contracts or agreements, and all the relevant filings, approvals, authorizations, registrations and government procedures have been secured or completed in accordance with such contracts or agreements, if required.

2.6                     The representations and warranties made by the Borrowers under Section 3.2 are truthful, complete and accurate, and contain no misleading content.

2.7                     The Borrowers have not breached any of the undertakings they make under Section 4 of this Agreement, and there is no actual or threatened event that may affect the performance of their obligations under this Agreement.

3.                            Representations and Warranties

3.1                     From the execution date to the termination of this Agreement, the Lender represents and warrants to the Borrowers as follows:

3.1.1           The Lender is a company duly incorporated and existing under the PRC laws;

3.1.2           The Lender has the authority to execute and perform this Agreement. Its execution and performance of this Agreement are in line with its scope of business and the provisions in its articles of association and other constitutional documents. The Lender has obtained all necessary and appropriate approvals and authorizations required for the execution and performance of this Agreement; and

3.1.3           Upon execution, this Agreement shall constitute lawful, valid and enforceable obligations for the Lender.

3.2                     From the execution date to the termination of this Agreement, the Borrowers represent and warrant as follows:

3.2.1           The Borrowers have the authority to execute and perform this Agreement, and have obtained all necessary and appropriate approvals and authorizations required for the execution and performance of this Agreement;

3.2.2           Upon execution, this Agreement shall constitute lawful, valid and enforceable obligations for the Borrowers; and

3.2.3           There is no actual or potential dispute, action, arbitration, administrative procedures or other legal proceedings involving the Borrowers.

4.                            Undertakings of the Borrowers

4.1                     The Borrowers irrevocably undertake in the capacity of the shareholders of the Borrower Company that they will, during the term of this Agreement, procure the Borrower Company:

4.1.1           to strictly comply with the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement, and not to engage in any action or omission that is sufficient to affect the validity and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.2           to enter into contracts/agreements on business cooperation with the Lender or the person designated by the Lender or the person designated by the Lender at any time as requested by the Lender, and ensure the strict performance of such contracts/agreements;

4.1.3           to provide the Lender with all its operating and financial information at the request of the Lender;

4.1.4           to inform the Lender promptly of any existing or potential litigation, arbitration or administrative procedures in connection with its assets, business and revenue; and

4.1.5           to appoint any person designated by the Lender as director of the Borrower Company at the request of the Lender.

4.2                     The Borrowers undertake that during the term of this Agreement:

4.2.1           they shall exert their best efforts to cause the Borrower Company to continue with its existing business;

4.2.2           they shall strictly comply with the provisions of this Agreement, the Power of Attorney, the Equity Pledge Contract and the Exclusive Option Agreement, and shall not engage in any action or omission that is sufficient to affect the validity and enforceability of this Agreement, the Power of Attorney, the Equity Pledge Contract and the Exclusive Option Agreement;

4.2.3           unless otherwise provided under the Equity Pledge Contract, they shall not sell, transfer, charge or otherwise dispose of the legal or beneficial interests in the Borrower Interests, or permit any other security interests to be created over the same;

4.2.4           they shall procure the shareholders meeting and/or board of directors of the Borrower Company to disapprove any sale, transfer, charge or other disposal of the legal or beneficial interests in the Borrower Interests, or permission of any other security interests to be created over the same, in each case without prior written consent of the Lender, unless in favor of the Lender or the person designated by the Lender;

4.2.5           they shall procure the shareholders meeting and/or board of directors of the Borrower Company to disapprove the merger or consolidation of the Borrower Company with any person or acquisition of or investment in any person by the Borrower Company, in each case without prior written consent of the Lender;

4.2.6           they shall inform the Lender promptly of any actual or threatened litigation, arbitration or administrative procedures in connection with the Borrower Interests;

4.2.7           they shall execute all such documents, take all such actions, make all such allegations, or present such defense against all claims as are necessary and appropriate for maintaining their ownership over the Borrower Interests;

4.2.8           without prior written consent of the Lender, they shall not take any action or omission that may cause a material adverse effect on the assets, business and liabilities of the Borrower Company;

4.2.9           they shall, at the request of the Lender, appoint any person designated by the Lender as director of the Borrower Company;

4.2.10    to the extent permitted by the PRC laws, they shall, upon the request of the Lender from time to time, unconditionally transfer the Borrower Interests to the Lender or the person designated by the Lender, and cause other shareholders of the Borrower Company to waive their pre-emptive rights to the equity interests transfer under this paragraph;

4.2.11    to the extent permitted by the PRC laws, they shall, upon the request of the Lender from time to time, cause other shareholders of the Borrower Company to unconditionally transfer all the equity interests they hold in the Borrower Company to the Lender or the representative designated by the Lender, in which case, the Borrowers shall waive their pre-emptive rights to the equity interests transfer under this paragraph;

4.2.12    the Borrowers shall use the purchase price for repaying for the Loan first if the Lender purchases the Borrower Interests from them in accordance with the Exclusive Option Agreement; and

4.2.13    without prior written consent of the Lender, they shall not supplement, change or amend their articles of association in any manner, increase or decrease the registered capital, or change the capital structure in any form.

5.                            Liabilities for Breach of Contract

5.1                     Either Party that breaches this Agreement and thus causes it impossible to perform this Agreement in whole or in part shall bear the liability for breach of contract, and indemnify the other Party against the losses (including litigation fees and attorney fees) thus caused. Where both Parties are in breach of this Agreement, they shall bear their respective liabilities according to the actual circumstances.

5.2                     Where the Borrowers fail to perform their obligations to make repayment within the period set out in this Agreement, they shall pay the default interests at a rate of 0.1% of the overdue amount on a daily basis, until all the principal, default interests and other amount are paid up.

6.                            Notice

6.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail with postage prepaid, commercial courier service or facsimile transmission to the address of such Party set forth below. Each notice shall be followed by a confirmation copy sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1           Notices given by personal delivery, courier service, registered mail with postage prepaid shall be deemed effectively given on the date of receipt or rejection at the address specified for notices; or

6.1.2           Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                     The addresses of the Parties for receiving notices are as follows:

Lender:

Beijing Shijitong Technology Co., Ltd.

Address:	27/F, CES Tower, No. 3099 Keyuan South Road, Nanshan District, Shenzhen

Attn:	XIAO Wenjie

Tel.:	0755-33688788

Borrowers:

XIAO Wenjie

Address:	******************, Nanshan District, Shenzhen

Tel.:	******************

LI Wenbin

Address:	******************, Futian District, Shenzhen

Tel.:	******************

6.3                     Any Party may send a notice to the other Party as provided in this Section to change its address used to receive notice.

7.                            Confidentiality

The Parties acknowledge that any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement constitute confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (i) is or becomes available to the general public (other than through the receiving Party’s unauthorized disclosure); (ii) is required to be disclosed by applicable laws or regulations or rules or regulations of any stock exchange; or (iii) is necessary to be disclosed by any Party to its legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the employees of or agencies engaged by any Party shall be deemed disclosure by such Party itself and such Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

8.                            Governing Law and Dispute Resolution

8.1                     The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

8.2                     In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement within 30 days after either Party requests to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3                     Upon occurrence of any disputes arising from the construction and performance of this Agreement or pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations hereunder.

9.                            Miscellaneous

9.1                     This Agreement shall take effect on the day when it is executed by the Parties and expire on the day when the Parties have completed the performance of their obligations under this Agreement.

9.2                     This Agreement is made in Chinese in four counterparts of equal legal force with each of the Lender and the Borrower holding one.

9.3                     The Parties may amend and supplement this Agreement by written agreement. The amendment agreement and/or supplementary agreement among the Parties in connection with this Agreement shall be integral part of and have the equal legal effect with this Agreement.

9.4                     In the event that one or several provisions hereof are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5                     The schedules, if any, to this Agreement shall be integral part of and have equal legal effect with this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute sign this Loan Agreement as of the date first above written.

Lender:

Beijing Shijitong Technology Co., Ltd. (Seal)

Signature:	/s/XIAO Wenjie

Name:	XIAO Wenjie

Title:	Legal Representative

/s/Seal of Beijing Shijitong Technology Co., Ltd.

Borrowers:

Signature:	/s/XIAO Wenjie

Name:	XIAO Wenjie

Signature:	/s/LI Wenbin

Name:	LI Wenbin

Appendix 1

Loan Amount

Borrower	Loan Amount (RMB)
XIAO Wenjie	950,000
LI Wenbin	50,000
Total	1,000,000

LOAN CONTRACT

This Loan Contract （this “Contract”） is executed on June 1, 2018 in Beijing, the People’s Republic of China (the “PRC”) by and between:

Party A:	Beijing Shijitong Technology Co., Ltd. (the “Lender”)

Unified Social Credit	91110108397827646N
Code:

Party B:

XIAO Wenjie (“Party B1”), a Chinese citizen whose ID number is ******************;

LI Wenbin (“Party B2”, collectively the “Borrowers” with Party B1), a Chinese citizen whose ID number is ******************;

The Lender and the Borrowers are hereinafter referred to as a “Party” individually and the “Parties” collectively.

WHEREAS:

The Borrowers hold in aggregate 100% equity interests (the “Borrower Interests”) in Shenzhen Xinjie Investment Co., Ltd.  (the “Borrower Company”), a limited liability company incorporated in Shenzhen, the PRC with a registered capital of RMB50,000,000.00.

The Lender intends to extend a loan to the Borrowers for the purposes set out in this Contract. The Parties hereby agree as follows through friendly consultations:

1.                            Loan

1.1                 In accordance with the terms and conditions of this Contract, the Lender agrees to extend a loan totaling RMB49,000,000.00 (the “Loan”) to the Borrowers. The term of the Loan shall be ten (10) years as from the execution date of this Contract. Unless otherwise agreed by the Parties in writing, the term of the Loan shall be renewed automatically upon each of its expirations for another ten (10) years.

1.2                 During the original or renewed term of the Loan, the Borrowers must make prepayment immediately upon occurrence of any of the following circumstances:

1.1.1                where the 30-day period expires after the Borrowers receive the written notice demanding repayment from the Lender;

1.1.2                where the Borrower, in the case of an individual, dies, losses or becomes limited in terms of civil capacity, or in the case of a limited liability company, is dissolved or liquidated;

1.1.3                where the Borrowers are no longer employed by the Lender, the Borrower Company or their affiliates for whatever reason;

1.1.4                where the Borrowers are engaged or involved in criminal activities;

1.1.5                where any third party make claims against the Borrowers with an amount of RMB100,000 or more; or

1.1.6                where in accordance with the applicable PRC laws, the Lender may directly hold the equity interests in the Borrower Company, the Borrower Company may lawfully continue with its business, and the Lender decides to exercise its exclusive purchase option under the exclusive purchase option contract (the “Exclusive Purchase Option Contract”) referred to herein.

1.2                 Subject to satisfaction of all conditions precedent set out in Section 2, the Lender agrees to remit the Loan to the bank account designated by the Borrowers within twenty (20) days of the receipt of the written notice indicating the Borrowers’ demand for the Loan. The Borrowers shall issue an acknowledgement of receipt to the Lender on the same day when they receive such amount. The Loan extended by the Lender under this Contract shall be utilized by the Borrowers only, and shall not be used by the successors or assignees of the Borrowers.

1.3                 The Borrowers agree to accept the above Loan extended by the Lender, and hereby agree and undertake to use the Loan for funding business development of the Borrower Company. Without prior written consent of the Lender, the Borrowers shall not use such amount for any other purpose.

1.4                 Both the Lender and the Borrowers agree and acknowledge that the Borrowers may make repayment only in following manner determined by the Lender: the Borrowers shall transfer all the Borrower Interests they hold to the Lender or the legal or natural person designated by the Lender upon the Lender’s exercise of its option to buy the Borrower Interests under the Exclusive Purchase Option Contract.

1.5                 Both the Lender and the Borrowers agree and acknowledge that, to the extent permitted, any proceeds obtained by the Borrowers from transfer of the Borrower Interests shall be used for repaying for the Loan in accordance with this Contract in such manner as designated by the Lender.

1.6                 Both the Lender and the Borrowers agree and acknowledge that, to the extent permitted by applicable laws, the Lender shall have the right but no obligation to buy, or designated other legal or natural persons to buy, in whole or in part the Borrower Interests at any time at the purchase price agreed under the Exclusive Purchase Option Contract.

1.7                 Both the Lender and the Borrowers agree and acknowledge that the Borrowers agree to create a pledge over all the equity interests they hold in the Borrower Company in favor of the Lender to secure the debt repayment hereunder. For the avoidance of doubt, the Parties acknowledge that, in addition to the debt under this Contract, the principal debt secured by the equity pledge under this section also includes all the debts owed by the Borrowers and the Borrower Company to the Lender under the Exclusive Business Cooperation Agreement, the Exclusive Purchase Option Contract and the Power of Attorney Agreement (as defined below).

1.8                 Each of the Borrowers has executed an irrevocable Power of Attorney Agreement (the “Power of Attorney Agreement”), under which they authorize the Lender or any legal or natural person designated by the Lender to exercise all their rights as the shareholders of the Borrower Company.

1.9                 When the Borrowers transfer their Borrower Interests to the Lender or the person designated by the Lender, if the transfer price is equal to or lower than the principal of the Loan under this Contract, the Loan under this Contract shall be deemed to be interest free loan; if the transfer price is higher than the principal of the Loan under this Contract, the portion of the transfer price in excess of the principal shall be deemed to be the interests on the principal of the Loan and shall be repaid by the Borrowers to the Lender.

2

2.                            Conditions Precedent for Loan Extending

The Lender will not be obligated to extend the Loan to the Borrowers in accordance with Section 1.1 unless and until all the conditions below are satisfied or waived by the Lender in writing.

2.1                 The Lender receives on time the drawdown notice duly signed by the Borrowers in accordance with Section 1.2. The Borrower Company and the Lender or the legal or natural person designated by the Lender has duly entered into a definite exclusive business cooperation agreement (the “Exclusive Business Cooperation Agreement”), under which the Lender or the person designated by the Lender will, to the extent permitted by the PRC laws, provide the Borrower Company with technical services and business consultancy services in the capacity of an exclusive service provider.

2.2                 The Borrower, the Borrower Company and the Lender or the legal or natural person designated by the Lender have duly entered into a definite equity pledge contract (the “Equity Pledge Contract”), under which the Borrowers agree to create a pledge over all the Borrower Interests in favor of the Lender or the person designated by the Lender.

2.3                 The Borrower, the Lender and the Borrower Company have duly entered into a definite Exclusive Purchase Option Contract, under which the Borrowers will, to the extent permitted by the PRC laws, irrevocably grant the Lender an exclusive Purchase Option to buy all Borrower Interests.

2.4                 The Borrowers and the Lender have entered into an irrevocable Power of Attorney Agreement, under which the Borrowers authorize the Lender or any legal or natural person designated by the Lender to exercise all their rights as the shareholders of the Borrower Company

2.5                 The above Equity Pledge Contract, Power of Attorney Agreement, Exclusive Purchase Option Contract and Exclusive Business Cooperation Agreement are executed on or prior to the execution date of this Contract, and entered into full legal force. There have been no event that breaches or prejudices any of such contracts or agreements, and all the relevant filings, approvals, authorizations, registrations and government procedures have been secured or completed in accordance with such contracts or agreements, if required.

2.6                 The representations and warranties made by the Borrowers under Section 3.2 are truthful, complete and accurate, and contain no misleading content.

2.7                 The Borrowers have not breached any of the undertakings they make under Section 4 of this Contract, and there is no actual or threatened event that may affect the performance of their obligations under this Contract.

3.                            Representations and Warranties

3.1                 From the execution date to the termination of this Contract, the Lender represents and warrants to the Borrowers as follows:

3.1.1                The Lender is a company duly incorporated and existing under the PRC laws;

3

3.1.2                The Lender has the authority to execute and perform this Contract. Its execution and performance of this Contract are in line with its scope of business and the provisions in its articles of association and other constitutional documents. The Lender has obtained all necessary and appropriate approvals and authorizations required for the execution and performance of this Contract; and

3.1.3                Upon execution, this Contract shall constitute lawful, valid and enforceable obligations for the Lender.

3.2                 From the execution date to the termination of this Contract, the Borrowers represent and warrant as follows:

3.2.1                The Borrowers have the authority to execute and perform this Contract, and have obtained all necessary and appropriate approvals and authorizations required for the execution and performance of this Contract;

3.2.2                Upon execution, this Contract shall constitute lawful, valid and enforceable obligations for the Borrowers; and

3.2.3                There is no actual or potential dispute, action, arbitration, administrative procedures or other legal proceedings involving the Borrowers.

4.                            Undertakings of the Borrowers

4.1                 The Borrowers irrevocably undertake in the capacity of the shareholders of the Borrower Company that they will, during the term of this Contract, procure the Borrower Company:

4.1.1                to strictly comply with the provisions of the Exclusive Purchase Option Contract and the Exclusive Business Cooperation Agreement, and not to engage in any action or omission that is sufficient to affect the validity and enforceability of the Exclusive Purchase Option Contract and the Exclusive Business Cooperation Agreement;

4.1.2                to enter into contracts/agreements on business cooperation with the Lender or the person designated by the Lender or the person designated by the Lender at any time as requested by the Lender, and ensure the strict performance of such contracts/agreements;

4.1.3                to provide the Lender with all its operating and financial information at the request of the Lender;

4.1.4                to inform the Lender promptly of any existing or potential litigation, arbitration or administrative procedures in connection with its assets, business and revenue; and

4.1.5                to appoint any person designated by the Lender as director of the Borrower Company at the request of the Lender.

4.2                 The Borrowers undertake that during the term of this Contract:

4.2.1                they shall exert their best efforts to cause the Borrower Company to continue with its existing business;

4.2.2                they shall strictly comply with the provisions of this Contract, the Power of Attorney Agreement, the Equity Pledge Contract and the Exclusive Purchase Option Contract, and shall not engage in any action or omission that is sufficient to affect the validity and enforceability of this Contract, the Power of Attorney Agreement, the Equity Pledge Contract and the Exclusive Purchase Option Contract;

4

4.2.3                unless otherwise provided under the Equity Pledge Contract, they shall not sell, transfer, charge or otherwise dispose of the legal or beneficial interests in the Borrower Interests, or permit any other security interests to be created over the same;

4.2.4                they shall procure the shareholders meeting and/or board of directors of the Borrower Company to disapprove any sale, transfer, charge or other disposal of the legal or beneficial interests in the Borrower Interests, or permission of any other security interests to be created over the same, in each case without prior written consent of the Lender, unless in favor of the Lender or the person designated by the Lender;

4.2.5                they shall procure the shareholders meeting and/or board of directors of the Borrower Company to disapprove the merger or consolidation of the Borrower Company with any person or acquisition of or investment in any person by the Borrower Company, in each case without prior written consent of the Lender;

4.2.6                they shall inform the Lender promptly of any actual or threatened litigation, arbitration or administrative procedures in connection with the Borrower Interests;

4.2.7                they shall execute all such documents, take all such actions, make all such allegations, or present such defense against all claims as are necessary and appropriate for maintaining their ownership over the Borrower Interests;

4.2.8                without prior written consent of the Lender, they shall not take any action or omission that may cause a material adverse effect on the assets, business and liabilities of the Borrower Company;

4.2.9                they shall, at the request of the Lender, appoint any person designated by the Lender as director of the Borrower Company;

4.2.10         to the extent permitted by the PRC laws, they shall, upon the request of the Lender from time to time, unconditionally transfer the Borrower Interests to the Lender or the person designated by the Lender, and cause other shareholders of the Borrower Company to waive their pre-emptive rights to the equity interests transfer under this paragraph;

4.2.11         to the extent permitted by the PRC laws, they shall, upon the request of the Lender from time to time, cause other shareholders of the Borrower Company to unconditionally transfer all the equity interests they hold in the Borrower Company to the Lender or the representative designated by the Lender, in which case, the Borrowers shall waive their pre-emptive rights to the equity interests transfer under this paragraph;

4.2.12         the Borrowers shall use the purchase price for repaying for the Loan first if the Lender purchases the Borrower Interests from them in accordance with the Exclusive Purchase Option Contract; and

4.2.13         without prior written consent of the Lender, they shall not supplement, change or amend their articles of association in any manner, increase or decrease the registered capital, or change the capital structure in any form.

5

5.                            Liabilities for Breach of Contract

5.1                 Either Party that breaches this Contract and thus causes it impossible to perform this Contract in whole or in part shall bear the liability for breach of contract, and indemnify the other Party against the losses (including litigation fees and attorney fees) thus caused. Where both Parties are in breach of this Contract, they shall bear their respective liabilities according to the actual circumstances.

5.2                 Where the Borrowers fail to perform their obligations to make repayment within the period set out in this Contract, they shall pay the default interests at a rate of 0.1% of the overdue amount on a daily basis, until all the principal, default interests and other amount are paid up.

6.                            Notice

6.1                 All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail with postage prepaid, commercial courier service or facsimile transmission to the address of such Party set forth below. Each notice shall be followed by a confirmation copy sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1                Notices given by personal delivery, courier service, registered mail with postage prepaid shall be deemed effectively given on the date of receipt or rejection at the address specified for notices; or

6.1.2                Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                 The addresses of the Parties for receiving notices are as follows:

Lender:

Beijing Shijitong Technology Co., Ltd.

Address:	27/F, CES Tower, No. 3099 Keyuan South Road, Nanshan District, Shenzhen

Attn:	XIAO Wenjie

Tel.:	0755-3368 8788

Borrowers:

XIAO Wenjie

Address:	27/F, CES Tower, No. 3099 Keyuan South Road, Nanshan District, Shenzhen

Tel.:	0755-********

LI Wenbin

Address:	27/F, CES Tower, No. 3099 Keyuan South Road, Nanshan District, Shenzhen

Tel.:	***********

6.3                 Any Party may send a notice to the other Party as provided in this Section to change its address used to receive notice.

6

7.                            Confidentiality

The Parties acknowledge that any oral or written information exchanged between the Parties in connection with the preparation and performance this Contract constitute confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (i) is or becomes available to the general public (other than through the receiving Party’s unauthorized disclosure); (ii) is required to be disclosed by applicable laws or regulations or rules or regulations of any stock exchange; or (iii) is necessary to be disclosed by any Party to its legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the employees of or agencies engaged by any Party shall be deemed disclosure by such Party itself and such Party shall be held liable for breach of this Contract. This Section shall survive the termination of this Agreement for any reason.

8.                            Governing Law and Dispute Resolution

8.1                 The execution, effectiveness, construction, performance, amendment and termination of this Contract and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

8.2                 In the event of any dispute with respect to the construction and performance of this Contract, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement within 30 days after either Party requests to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3                 Upon occurrence of any disputes arising from the construction and performance of this Agreement or pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations hereunder.

9.                            Miscellaneous

9.1                 This Contract shall take effect on the day when it is executed by the Parties and expire on the day when the Parties have completed the performance of their obligations under this Contract.

9.2                 This Contract is made in Chinese in four counterparts of equal legal force with each of the Lender and the Borrower holding one.

9.3                 The Parties may amend and supplement this Contract by written agreement. The amendment agreement and/or supplementary agreement among the Parties in connection with this Contract shall be integral part of and have the equal legal effect with this Contract.

9.4                 In the event that one or several provisions hereof are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

7

9.5                 The schedules, if any, to this Contract shall be integral part of and have equal legal effect with this Contract.

[Signature page follows]

8

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute sign this Loan Contract as of the date first above written.

Lender:

Beijing Shijitong Technology Co., Ltd. (Seal)

By:	/s/ XIAO Wenjie

Name: XIAO Wenjie

Title: Legal Representative

Borrowers:

By:	/s/ XIAO Wenjie

Name: XIAO Wenjie

By:	/s/ LI Wenbin

Name: LI Wenbin

Appendix 1

Loan Amount

Borrower	Loan Amount (RMB)
XIAO Wenjie	46,550,000
LI Wenbin	2,450,000
Total	49,000,000